UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 27, 2025, WinVest Acquisition Corp. (“WinVest” or the “Company”) received a written notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company no longer complies with Nasdaq Listing Rule 5620(a), which requires that companies listed on Nasdaq hold an annual meeting of shareholders within twelve months of their fiscal year end, because the Company did not hold an annual meeting of shareholders within twelve months of its fiscal year ended December 31, 2023 (the “Annual Meeting Requirement”). The Company intends to hold a meeting of shareholders within twelve months of completing its previously announced business combination with Xtribe P.L.C. (“Xtribe”). Further information about the business combination agreement with Xtribe is set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2024.

As previously disclosed, on September 17, 2024, the Company received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department indicating that the Company had failed to comply with Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. In response to the Notice, the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”), which was held on November 12, 2024.

As previously disclosed, on December 17, 2024, the Company received a written notice from Nasdaq that the Panel had granted the Company’s request to continue its listing on Nasdaq until March 17, 2025 (the “Extended Date”), provided that the Company complies with certain conditions, including that the Company will have completed its previously announced business combination with Xtribe on or before the Extended Date, and that the combined company will have demonstrated compliance with all applicable requirements for an initial listing on Nasdaq.

The Company’s deficiency with respect to the Annual Meeting Requirement served as an additional and separate basis for delisting. The Company intends to present its view to the Panel with respect to the Annual Meeting Requirement by February 3, 2025.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: our ability to cure any deficiencies of the Nasdaq Listing Rules or maintain compliance with other Nasdaq Listing Rules, our eligibility for additional compliance periods, if necessary, in which to seek to regain compliance with the Nasdaq Listing Rules by completing a business combination with Xtribe or by holding an annual meeting of shareholders within twelve months of completing a business combination with Xtribe, our ability to meet applicable Nasdaq requirements for any such additional compliance period and risks related to the substantial costs and diversion of management’s attention and resources due to these matters, risks related to the expected timing and likelihood of completion of the proposed transaction, including the risk that the proposed transaction may not close due to the failure to receive the required securityholder approvals or due to one or more other closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Xtribe or WinVest; and the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in our SEC filings.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company does not undertake any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2025

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer